Exhibit 32

                                  CERTIFICATION

In connection with the Quarterly Report of Mobile Area Networks, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Wimbish, Chief Executive Officer and Jerald R. Hoeft, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  May 10, 2005                      /s/ GEORGE WIMBISH
                                         ------------------------------------
                                         George Wimbish
                                         Chief Executive Officer



                                         /s/ JERALD R. HOEFT
                                         ------------------------------------
                                         Jerald R. Hoeft
                                         Chief Financial Officer


                                       12